July 28, 1997



Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N. W.
Washington, D. C.  20549

Re:  Hibernia Corporation
     Current Report on Form 8-K
     Commission File No. 1-10294

Dear Sirs:

      Pursuant to rules and regulations adopted under the Securities Exchange Act of 1934, as amended (the "Act"), transmitted hereby for filing, on behalf of Hibernia Corporation (the "Company"), is a Current Report on Form 8-K.

      Pursuant to Section 13(a) of the Act, by copy hereof we are filing with the New York Stock Exchange, the national securities exchange on which the Common Stock of the Company is listed and traded, two complete copies, including exhibits. Pursuant to General Instruction E to Form 8-K, one such complete copy being filed with the Exchange has been manually signed on behalf of the Company.

      Please call the undersigned at (504) 533-2486 if you have any questions concerning this filing.

                              Very truly yours,


                              /s/ PATRICIA C. MERINGER
                              Patricia C. Meringer
                              Corporate Counsel and
                              Secretary

PCM/gbp
Enclosure

cc:  Joseph Lomnicky
     Ron E. Samford, Jr.
     Stephen D. M. Schuetz






                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K
                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) July 28, 1997
                                                 _____________
                                                 July 16, 1997



                           Hibernia Corporation
            (Exact name of issuer as specified in its charter)




 Louisiana                 1-10294           72-0724532
(State or other          (Commission         (IRS Employer
jurisdiction of          File Number)        Identification No.)
organization)



313 Carondelet Street, New Orleans, Louisiana      70130
(Address of principal executive offices)          (Zip Code)




Registrant's telephone number, including area code (504) 533-2486

Item 5.   Other Events.

      On July 16, 1997, the Registrant announced that it had signed a definitive merger agreement with ArgentBank ("ArgentBank"), a Louisiana bank holding company headquartered in Thibodaux, Louisiana. The merger is subject to certain regulatory and other approvals, including approval by the shareholders of ArgentBank.


                               EXHIBIT INDEX

Exhibit                                                Page
Number              Description                        Number

28.34         News Release issued by the Registrant
               on July 16, 1997                          3


                                 SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               HIBERNIA CORPORATION
                               (Registrant)


Date:  July 28, 1997            By:  /s/ PATRICIA C. MERINGER
                                     Patricia C. Meringer
                                     Corporate Counsel and
                                     Secretary

                               EXHIBIT 28.34

NEWS RELEASE                                    HIBERNIA

For immediate release                       July 16, 1997

MEDIA INQUIRIES:
Jim Lestelle -- Manager,
  Corporate Communications
Office: (504) 533-5482;
Home: (504) 488-8826

INVESTOR INQUIRIES:
Trisha Voltz -- Manager,
  Investor Relations
Office: (504) 533-2180
Home: (504) 837-8287


                   HIBERNIA AND ARGENTBANK TO MERGE,
           EXPANDING HIBERNIA'S SOUTHEAST LOUISIANA COVERAGE


      NEW ORLEANS, LA, and THIBODAUX, LA -- Hibernia Corporation and ArgentBank today jointly announced that they have signed a definitive agreement to merge. The transaction with $760-million-asset ArgentBank would significantly expand Hibernia's coverage of coastal and southeast Louisiana.

      With this and three other pending mergers, Hibernia would be a $10.8-billion-asset institution with a 20% Louisiana deposit market share and 21% loan share.

      ArgentBank currently has 22 banking offices: five in Thibodaux and one each in Chackbay, Galliano, Golden Meadow, Larose, Lockport and Raceland, all in Lafourche Parish; four in Houma in Terrebonne Parish; one in LaPlace in St. John the Baptist Parish; and three in Napoleonville, two in Pierre Part and one in Labadieville, all in Assumption Parish. ArgentBank previously announced that its LaPlace location and one Pierre Part location will be closed in the near future.

      The transaction would give Hibernia a major presence in Lafourche Parish, where it currently serves customers from one small limited-service Thibodaux supermarket location, which it plans to close; the largest share in Assumption Parish, where it does not have a presence; and a stronger No. 3 position in Terrebonne Parish, where it has locations in Chauvin and Houma.

Exhibit 28.34
Page 2


     Shareholders of ArgentBank would receive 2.04 shares of Hibernia stock for each share of ArgentBank, subject to adjustment in certain circumstances, in a tax-free pooling of interests currently valued at approximately $190 million or $29.07 per share of ArgentBank. The transaction meets the standards Hibernia applies when it evaluates merger opportunities: ArgentBank's strong profitability, loan and deposit growth, and asset quality make the merger financially compelling; and ArgentBank's excellent distribution network will help Hibernia strengthen its coverage of southeast Louisiana.

      "ArgentBank has built an excellent franchise by emphasizing customer service in everything it does," said Stephen A. Hansel, Hibernia president and CEO. "Hibernia will continue that tradition of service and work hard to help the region grow and prosper."

      Hansel also pointed out that ArgentBank's strong management team will play key leadership roles for Hibernia in southeast Louisiana and across the company. Following completion of the merger, Randall E. Howard, president and CEO of ArgentBank, will serve as Hibernia's regional chairman for southeast Louisiana, with initial responsibility for all of
ArgentBank's current operations as well as Hibernia's operations in Lafourche, Terrebonne, Assumption, St. Charles, St. John, St. James and portions of St. Martin and St. Mary parishes. Howard is expected to take on an expanded role for Hibernia following the conversion of ArgentBank's computer systems to Hibernia's in 1998.

      "Hibernia's extensive selection of financial services for consumers, small businesses and large commercial customers can assist the economic expansion under way across southeast Louisiana," Howard said. "ArgentBank customers will appreciate products like Hibernia's home equity loans, nationally recognized small-business services, debit cards, automated treasury management products, brokerage services and fast decisions on residential mortgage loans."

     Pointing to Hibernia's customer-friendly hours and extensive statewide ATM network, Dr. James Peltier, ArgentBank chairman, said the merger will bring convenience to ArgentBank customers unmatched by any other bank.

      The merger, which is subject to approvals by regulators and by shareholders of ArgentBank, should be completed by year-end. The name of the bank will be changed to Hibernia following the computer conversion.

Exhibit 28.34
Page 3


      ArgentBank customers should continue using their checks, making loan payments and conducting other transactions as usual.

      Pro  forma  for  this merger and three others with $105-million-asset
Northwest Bancshares of Louisiana, Inc., $136-million-asset Executive Bancshares, Inc., in northeast Texas and $117-million-asset Unicorp Bancshares-Texas in southeast Texas, Hibernia would have 232 banking locations in 31 Louisiana parishes and five Texas counties. It would be either first, second or third in deposit share in 27 Louisiana parishes and three Texas counties. Hibernia's Louisiana markets would represent approximately 80% of the state's population and deposits.

      The common stock of Hibernia (HIB) is listed on the New York Stock Exchange. Common stock of ArgentBank (AGB) is listed on the American Stock Exchange. Hibernia news releases, product-and-service information and other useful data can be accessed through the company's internet site at http://www.hiberniabank.com.

Exhibit 28.34
Page 4


                    HIBERNIA'S   MERGER ACTIVITY
                20 pending or completed since mid-1994

                       PENDING MERGERS:  4

NAME                        LOCATION                  ASSETS      OFFICES
(date merger expected                                 (millions)  ADDED
 to be completed)

ArgentBank
 (year-end 1997)            Coastal, Southeast        $760        22
                               Louisiana
First National Bank in
 Mansfield (year-end 1997)  Northwest Louisiana       $105         5
OrangeBank
  (fourth quarter 1997)     Southeast Texas           $117         3
First National Bank of
 Paris (third quarter 1997) Northeast Texas           $136         3
Collin County National
 Bank (third quarter 1997)



                        COMPLETED MERGERS:  16

NAME                                    LOCATION             ASSETS     OFFICES
(date merger was completed)                                  (millions) ADDED

Texarkana National Bank (12/31/96)      Northeast Texas        $406       9
St. Bernard Bank and Trust (10/1/96)    Suburban New Orleans   $260       11
Calcasieu Marine National Bank (8/26/96 Southwest Louisiana    $774       21
Bunkie Bank & Trust Company (1/15/96)   Central Louisiana      $109        3
First National Bank of Lake
  Providence (1/1/96)                   Northeast Louisiana    $ 51        2
Bank of St. John (7/1/95)               River Parishes         $124        4
                                        (Southeast Louisiana)
Progressive Bank and Trust (7/1/95)     Houma/Thibodaux        $142        6
                                        (Southeast Louisiana)
State Bank and Trust Company (5/1/95)   River Parishes         $ 92        4
                                        (Southeast Louisiana)
American Bank (3/1/95)                  River Parishes         $ 89        5
                                        (Southeast Louisiana)
First State Bank and Trust
  Company (12/31/94)                    Northshore New Orleans $146        7
Pioneer Bank and Trust Co. (12/31/94)   Northwest Louisiana    $351        8
First National Bank of Jefferson
  Parish (8/1/94)                       Suburban New Orleans   $372        9
Southern National Bank at
  Tallulah (8/1/94)                     Northeast Louisiana    $ 59        1
First National Bank of West
  Monroe (8/1/94)                       Northeast Louisiana    $157        6
Bastrop National Bank (7/1/94)          Northeast Louisiana    $117        4
First Commercial Bank (7/1/94)          Acadiana               $165        8
                                        (Southcentral Louisiana)

TOTAL ASSETS AND OFFICES ADDED SINCE MID -1994                 $4,532      141